Exhibit 10.22

AMENDMENT AND PARTIAL TERMINATION OF
AMENDED AND RESTATED MASTER MANAGEMENT AGREEMENT
THIS AMENDMENT AND PARTIAL TERMINATION OF AMENDED AND RESTATED MASTER MANAGEMENT AGREEMENT (this “Amendment”) is executed and delivered as of December 1, 2024 (the “Effective Date”), by and among AlerisLife Inc. (“Aleris”), a Maryland corporation, FVE Managers, Inc. (“Manager”), a Maryland corporation and subsidiary of Aleris, Diversified Healthcare Trust (“DHC”), a Maryland real estate investment trust, and the parties listed on the signature page hereof as owners (each, an “Owner” and, collectively, “Owners”).
WHEREAS, Aleris (formerly known as Five Star Senior Living Inc.), Manager, DHC, and Owners are parties to that certain Amended and Restated Master Management Agreement, dated as of June 9, 2021, as amended (the “Master Management Agreement”), pursuant to which Manager currently manages certain senior living communities on behalf of Owners; and
WHEREAS, the Community (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in the Master Management Agreement) known as Morningside of Belmont located at 1710 Magnolia Boulevard, Nashville, TN 37212 (the “Terminated Community”) has closed and the parties desire to terminate the Term of the Master Management Agreement with respect to the Terminated Community.
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree, effective from and after the Effective Date, that the Master Management Agreement is hereby amended as follows:
1.Termination. The Term of the Master Management Agreement is terminated with respect to the Terminated Community as of the Effective Date. No parties shall have any further rights or obligations under the Master Management Agreement with respect to the Terminated Community, except for those rights and obligations which by their terms survive expiration or earlier termination of the Term of the Master Management Agreement.
2.Release. Pursuant to Section 18.01 of the Master Management Agreement, Manager is hereby released from all obligations under the Master Management Agreement relating to the Terminated Community with respect to periods from and after the Effective Date, and SNH TENN Tenant LLC is hereby released from all obligations under the Master Management Agreement with respect to periods from and after the Effective Date.
3.Exhibit A. Exhibit A to the Master Management Agreement is amended and restated by Exhibit A attached hereto and made a part hereof.
4.Counterparts. This Amendment may be executed in multiple counterparts, including by electronic signature or DocuSign, each of which shall constitute an original instrument but all of which shall constitute one and the same agreement.
5.Ratification. As partially terminated and amended hereby, the Master Management Agreement is hereby ratified and confirmed.
[Remainder of page intentionally left blank; Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the Effective Date.
ALERISLIFE INC., and
FVE MANAGERS, INC.
By:     /s/ Jeffrey Leer
Name: Jeffrey Leer
Title: President of each of the foregoing entities

[Signature Page to Amendment and Partial Termination
of Amended and Restated Master Management Agreement]

DIVERSIFIED HEALTHCARE TRUST

By:     /s/ Matthew C. Brown
Name: Matthew C. Brown
Title: Chief Financial Officer and Treasurer

OWNERS:

SNH AL AIMO TENANT, INC.,
SNH AL CRIMSON TENANT INC.,
SNH AL GEORGIA TENANT LLC,
SNH AL TRS, INC.,
SNH AL WILMINGTON TENANT INC.,
SNH AZ TENANT LLC,
SNH BAMA TENANT LLC,
SNH BRFL TENANT LLC,
SNH CAL TENANT LLC,
SNH CCMD TENANT LLC,
SNH DEL TENANT LLC,
SNH DERBY TENANT LLC,
SNH FLA TENANT LLC,
SNH GEORGIA TENANT LLC,
SNH GRANITE GATE LANDS TENANT LLC,
SNH GRANITE GATE TENANT LLC,
SNH GROVE PARK TENANT LLC,
SNH INDY TENANT LLC,
SNH LINCOLN TENANT LLC,
SNH LONGHORN TENANT LLC,
SNH MASS TENANT LLC,
SNH MD TENANT LLC,
SNH MO TENANT LLC,
SNH NC TENANT LLC,
SNH NJ TENANT LLC,
SNH NM TENANT LLC,
SNH NORTHWOODS TENANT LLC
SNH OHIO TENANT LLC,
SNH PARK PLACE TENANT I LLC,
SNH PARK PLACE TENANT II LLC,
SNH PENN TENANT LLC,
SNH PLFL TENANT LLC,
SNH SC TENANT LLC,
SNH SE BARRINGTON BOYNTON TENANT LLC,
SNH SE BURLINGTON TENANT LLC,
SNH SE HOLLY HILL TENANT LLC,
SNH SE SG TENANT LLC,

[Signature Page to Amendment and Partial Termination
of Amended and Restated Master Management Agreement]

SNH SE TENANT TRS, INC.,
SNH TEANECK TENANT LLC,
SNH TELLICO TENANT LLC,
SNH TENN TENANT LLC,
SNH TOTO TENANT LLC,
SNH VA TENANT LLC,
SNH VIKING TENANT LLC,
SNH WIS TENANT LLC, and
SNH YONKERS TENANT INC.
By:     /s/ Matthew C. Brown
Name: Matthew C. Brown
Title: Chief Financial Officer and Treasurer of each
of the foregoing entities

[Signature Page to Amendment and Partial Termination
of Amended and Restated Master Management Agreement]

Exhibit A

No.	Company	Community	Owner	2021 Target Invested Capital
1	SNH Grove Park Tenant LLC	Terrace at Grove Park 101 Tulip Lane Dothan, AL 36305	SNH Grove Park Trust	$175,950
2	SNH SE Tenant TRS, Inc.	The Terrace at Priceville 200 Terrace Lane Priceville, AL 35603	SNH SE Properties Trust	$140,760
3	SNH AL Crimson Tenant Inc.	Morningside of Vestavia Hills 2435 Columbiana Road Vestavia Hills, AL 35216	SNH/LTA Properties Trust	$249,390
4	SNH AZ Tenant LLC	The Forum at Desert Harbor 13840 North Desert Harbor Drive Peoria, AZ 85381	SNH/LTA Properties Trust	$439,110
5a	SNH Granite Gate Tenant LLC	Granite Gate Senior Living 3850 North US Highway 89 Prescott, AZ 86301	SNH Granite Gate Inc.	$188,190
5b	SNH Granite Gate Lands Tenant LLC	Granite Gate Lands Boulder Creek Lane 3850 North US 89 Highway Prescott, AZ 86301	SNH Granite Gate Lands Trust	$0
6	SNH AZ Tenant LLC	The Forum at Pueblo Norte (including Pueblo Norte Senior Living Community and Forum Pueblo Norte Assisted Living) 7090, 7100 & 7108 East Mescal Street Scottsdale, AZ 85254	CCC Pueblo Norte Trust	$425,340
7	SNH SE Tenant TRS, Inc.	The Gardens of Scottsdale 6001 E. Thomas Road Scottsdale, AZ 85251	SPTMRT Properties Trust	$185,130
8	SNH AZ Tenant LLC	The Forum at Tucson 2500 North Rosemont Boulevard Tucson, AZ 85712	SNH/LTA Properties Trust	$385,560
9-10	SNH CAL Tenant LLC	Remington Club (including Remington Club I & II and Remington Club Health Center) 16925 (including 16922) and 16916 (including 16915) Hierba Drive San Diego, CA 92128	SNH/LTA Properties Trust	$612,000
11	SNH CAL Tenant LLC	Rio Las Palmas 877 East March Lane Stockton, CA 95207	SNH FM Financing LLC	$249,390

12	SNH AL TRS, Inc.	Five Star Residences of Dayton Place 1950 South Dayton Street Aurora, CO 80247	SNH/LTA Properties Trust	$365,670
13	SNH DEL Tenant LLC	Somerford House and Place of Newark (including Somerford House and Somerford Place) 501 South Harmony Road & 4175 Ogletown-Stanton Road Newark, DE 19713	SNH Somerford Properties Trust	$169,830
14	SNH DEL Tenant LLC	Forwood Manor 1912 Marsh Road Wilmington, DE 19810	CCC Retirement Communities II, L.P.	$382,500
15	SNH BRFL Tenant LLC	Five Star Premier Residences of Boca Raton 22601 Camino Del Mar Boca Raton, FL 33433	SNH BRFL Properties LLC	$327,420
16	SNH SE Barrington Boynton Tenant LLC	Barrington Terrace at Boynton Beach 1425 Congress Avenue Boynton Beach, FL 33426-6381	SNH SE Barrington Boynton LLC	$211,140
17	SNH FLA Tenant LLC	Park Summit at Coral Springs 8500 Royal Palm Boulevard Coral Springs, FL 33065	SNH/LTA Properties Trust	$426,870
18	SNH FLA Tenant LLC	Forum at Deer Creek 3001 Deer Creek Country Club Boulevard Deerfield Beach, FL 33442	CCC Financing I Trust	$440,640
19	SNH SE Tenant TRS, Inc.	The Horizon Club 1208 South Military Trail Deerfield Beach, FL 33442	SPTMRT Properties Trust	$443,700
20	SNH SE Tenant TRS, Inc.	Calusa Harbor 2525 East First Street Fort Meyers, FL 33901	SPTMRT Properties Trust	$673,200
21	SNH SE Holly Hill Tenant LLC	Riviera 1825 Ridgewood Avenue Holly Hill, FL 32117	SNH SE Holly Hill LLC	$220,320
22	SNH SE Tenant TRS, Inc.	Five Star Premier Residences of Hollywood 2480 North Park Road Hollywood, FL 33021	SNH SE Properties Trust	$566,100
23	SNH FLA Tenant LLC	Tuscany Villa of Naples 8901 Tamiami Trail East Naples, FL 34113	SNH/LTA Properties Trust	$205,020
24	SNH FLA Tenant LLC	Coral Oaks 900 West Lake Road Palm Harbor, FL 34684	SNH FM Financing LLC	$483,480

25	SNH SE Tenant TRS, Inc.	Stratford Court of Palm Harbor 45 Katherine Boulevard Palm Harbor, FL 34684	SPTMRT Properties Trust	$486,540
26	SNH PLFL Tenant LLC	Five Star Premier Residences of Plantation 8500 West Sunrise Boulevard Plantation, FL 33322	SNH PLFL Properties LLC	$416,160
27	SNH FLA Tenant LLC	The Court at Palm Aire 2701 North Course Drive Pompano Beach, FL 33069	SNH/LTA Properties Trust	$443,700
28	SNH SE Tenant TRS, Inc.	Five Star Premier Residences of Pompano 1371 South Ocean Boulevard Pompano Beach, FL 33062	SNH SE Properties Trust	$260,100
29	SNH SE Tenant TRS, Inc.	Lexington Manor 20480 Veterans Boulevard Port Charlotte, FL 33954-2264	SNH SE Properties Trust	$130,050
30	SNH SE Tenant TRS, Inc.	The Gardens of Port St. Lucie 1699 S.E. Lyngate Drive Port St. Lucie, FL 34952	SPTMRT Properties Trust	$195,840
31	SNH FLA Tenant LLC	The Palms of St. Lucie West 501 N.W. Cashmere Boulevard Port St. Lucie, FL 34986-1908	SNH/LTA Properties Trust	$149,940
32	SNH FLA Tenant LLC	Fountainview 111 (including 145) Executive Center Drive West Palm Beach, FL 33401	CCC Investments I, L.L.C.	$517,140
33	SNH SE Tenant TRS, Inc.	Cameron Hall (Canton) 240 Marietta Highway Canton, GA 30114	SNH SE Properties LLC	$143,820
34	SNH AL Georgia Tenant LLC	Gardens of Gainesville 3315 Thompson Bridge Road Gainesville, GA 03506	SNH AL Georgia LLC	$234,090
35	SNH SE Tenant TRS, Inc.	Palms of Lake Spivey 8080 Summit Bus. Parkway Jonesboro, GA 30236-4199	SNH SE Properties LLC	$306,000
36	SNH Georgia Tenant LLC	Savannah Square (including Savannah Square Health Center and Palmetto Inn) One Savannah Square Drive Savannah, GA 31406	SNH/LTA Properties GA LLC	$296,820
37	SNH SE Tenant TRS, Inc.	Church Creek 1250 West Central Road Arlington Heights, IL 60005	SPTMRT Properties Trust	$514,080
38	SNH Lincoln Tenant LLC	Brenden Gardens 900 Southwind Road Springfield, IL 62703	SNH/LTA Properties Trust	$171,360

39	SNH AL AIMO Tenant, Inc.	Morningside of Sterling 2705 Avenue E. Sterling, IL 61081	SNH AL AIMO, Inc.	$139,230
40	SNH INDY Tenant LLC	Smith Farm Manor 406 Smith Drive Auburn, IN 46706	SNH RMI Smith Farms Manor Properties LLC	$78,030
41	SNH INDY Tenant LLC	Park Square Manor 6990 East County Road 100 North Avon, IN 46123	SNH RMI Park Square Manor Properties LLC	$116,280
42	SNH INDY Tenant LLC	Meadowood Retirement Community (including Meadowood Health Pavilion) 2455 Tamarack Trail Bloomington, IN 47408	O.F.C. Corporation	$399,330
43	SNH INDY Tenant LLC	Forum at the Crossing 8505 Woodfield Crossing Boulevard Indianapolis, IN 46240	SNH FM Financing LLC	$342,720
44	SNH Northwoods Tenant LLC	Five Star Residences of North Woods 2501 Friendship Boulevard and Mallard Court Kokomo, IN 46901	SNH Northwoods LLC	$174,420
45	SNH INDY Tenant LLC	Jefferson Manor 601 Saint Joseph Drive Kokomo, IN 46901	SNH RMI Jefferson Manor Properties LLC	$78,030
46	SNH INDY Tenant LLC	Oak Woods Manor 1211 Longwood Drive LaPorte, IN 46350	SNH RMI Oak Woods Manor Properties LLC	$76,500
47	SNH INDY Tenant LLC	Northwood Manor 1590 West Timberview Drive Marion, IN 46952	SNH RMI Northwood Manor Properties LLC	$78,030
48	SNH INDY Tenant LLC	McKay Manor 1473 East McKay Road Shelbyville, IN 46176	SNH RMI McKay Manor Properties LLC	$78,030
49	SNH INDY Tenant LLC	Sycamore Manor 222 South 25th Street Terre Haute, IN 47803	SNH RMI Sycamore Manor Properties LLC	$111,690
50	SNH INDY Tenant LLC	Fox Ridge Manor 150 Fox Ridge Drive Vincennes, IN 47591	SNH RMI Fox Ridge Manor Properties LLC	$73,440
51	SNH Toto Tenant LLC	Brandon Woods at Alvamar 1501 Inverness Drive Lawrence, KS 66047	SNH CHS Properties Trust	$335,070
52	SNH Toto Tenant LLC	The Forum at Overland Park 3501 West 95th Street Overland Park, KS 66206	SNH FM Financing LLC	$312,120

53	SNH Toto Tenant LLC	Overland Park Place 6555 West 75th Street Overland Park, KS 66204	SNH CHS Properties Trust	$205,020
54	SNH Derby Tenant LLC	Ashwood Place 102 Leonardwood Frankfort, KY 40601	SNH/LTA Properties Trust	$157,590
55	SNH Derby Tenant LLC	The Forum at Brookside 200 Brookside Drive Louisville, KY 40243	SNH FM Financing LLC	$491,130
56	SNH CCMD Tenant LLC	Five Star Premier Residences of Chevy Chase 8100 Connecticut Avenue Chevy Chase, MD 20815	SNH CCMD Properties LLC	$504,900
57	SNH MD Tenant LLC	HeartFields at Easton 700 Port Street Easton, MD 21601-8184	SNH/LTA Properties Trust	$113,220
58	SNH MD Tenant LLC	Heartlands Senior Living Village at Ellicott City 3004 North Ridge Road Ellicott City, MD 21043-3381	Ellicott City Land I, LLC	$348,840
59	SNH MD Tenant LLC	HeartFields at Frederick 1820 Latham Drive Frederick, MD 21701-9393	SNH CHS Properties Trust	$79,560
60	SNH MD Tenant LLC	Somerford Place and Somerford House - Frederick (including Somerford House - Frederick) 2100 Whittier Drive Frederick, MD 21702	SNH Somerford Properties Trust	$149,940
61	SNH MD Tenant LLC	Somerford Place and Somerford House - Hagerstown (including Somerford House - Hagerstown) 10114 & 10116 Sharpsburg Pike Hagerstown, MD 21740	SNH Somerford Properties Trust	$154,530
62	SNH MD Tenant LLC	Heartlands at Severna Park 715 Benfield Road Severna Park, MD 21146-2210	SNH FM Financing Trust	$125,460
63	SNH MD Tenant LLC	Aspenwood 14400 Homecrest Road Silver Spring, MD 20906-1871	SNH/LTA Properties Trust	$201,960
64	SNH MASS Tenant LLC	The Gables at Winchester 299 Cambridge Street Winchester, MA 01890	SNH/LTA Properties Trust	$188,190
65	SNH Viking Tenant LLC	Wellstead of Rogers and Diamondcrest Senior Living 20500 & 20600 S. Diamond Lake Road Rogers, MN 55374	SNH CHS Properties Trust	$287,640

66	SNH MO Tenant LLC	College View Manor Retirement Residence 3828 College View Drive Joplin, MO 64801	SNH IL Joplin Inc.	$133,110
67	SNH AL TRS, Inc.	The Lodge Assisted Living and Memory Care 2200 East Long Street Carson City, NV 89706	SNH AL Properties Trust	$125,460
68	SNH SE Tenant TRS, Inc.	Five Star Premier Residences of Reno 3201 Plumas Street Reno, NV 89509	SNH SE Properties Trust	$313,650
69	SNH NJ Tenant LLC	Leisure Park (including Brighton Gardens of Leisure Park, Leisure Park Health Center and Leisure Park Special Care Center) 1400 Route 70 Lakewood, NJ 08701	Leisure Park Venture Limited Partnership	$634,950
70	SNH NJ Tenant LLC	Mt. Arlington Senior Living 2 Hillside Drive Mt. Arlington, NJ 07856	SNH NS Properties Trust	$153,000
71	SNH Teaneck Tenant LLC	Five Star Premier Residences of Teaneck 655 Pomander Walk Teaneck, NJ 07666	SNH Teaneck Properties LLC	$333,540
72	SNH NM Tenant LLC	The Montebello on Academy 10500 Academy Road, N.E. Albuquerque, NM 87111	SNH FM Financing LLC	$312,120
73	SNH Yonkers Tenant Inc.	Five Star Premier Residences of Yonkers 537 Riverdale Avenue Yonkers, NY 10705	SNH Yonkers Properties Trust	$474,300
74	SNH SE Burlington Tenant LLC	Home Place of Burlington 118 Alamance Road Burlington, NC 27215-5583	SNH SE Burlington LLC	$108,630
75	SNH NC Tenant LLC	HeartFields at Cary 1050 Crescent Green Drive Cary, NC 27511-8100	SNH FM Financing LLC	$137,700
76	SNH NC Tenant LLC	Morningside of Concord 500 Penny Lane, N.E. Concord, NC 28025	SNH/LTA Properties Trust	$146,880
77-78a	SNH NC Tenant LLC	The Haven in Highland Creek 5920 McChesney Drive Charlotte, NC 28269	SNH CHS Properties Trust	$91,800
77-78b	SNH NC Tenant LLC	The Laurels in Highland Creek 6101 Clark Creek Parkway Charlotte, NC 28269	SNH CHS Properties Trust	$143,820

79	SNH SE Tenant TRS, Inc.	Summit Place of South Park 2101 Runnymede Lane Charlotte, NC 28209	SNH SE Properties Trust	$183,600
80	SNH NC Tenant LLC	Morningside of Gastonia 2755 Union Road Gastonia, NC 28054	SNH/LTA Properties Trust	$142,290
81a	SNH NC Tenant LLC	Home Place of New Bern 1309 McCarthy Boulevard New Bern, NC 28562-2035	SNH/LTA SE Home Place New Bern LLC	$91,800
81b	SNH NC Tenant LLC	McCarthy Court I 1321 McCarthy Boulevard New Bern, NC 28562	SNH/LTA SE McCarthy New Bern LLC	$64,260
81c	SNH NC Tenant LLC	McCarthy Court II 1325 McCarthy Boulevard New Bern, NC 28562	SNH/LTA Properties Trust	$65,790
82-83a	SNH NC Tenant LLC	The Haven in the Village at Carolina Place 13150 Dorman Road Pineville, NC 28134	SNH CHS Properties Trust	$91,800
82-83b	SNH NC Tenant LLC	The Laurels in the Village at Carolina Place 13180 Dorman Road Pineville, NC 28134	SNH CHS Properties Trust	$145,350
84	SNH NC Tenant LLC	Morningside of Raleigh 801 Dixie Trail Raleigh, NC 27607	SNH/LTA Properties Trust	$137,700
85	SNH AL Wilmington Tenant Inc.	Morningside of Wilmington 2744 South 17th Street Wilmington, NC 28412	SNH Wilmington LLC	$148,410
86a	SNH NC Tenant LLC	Landing at Parkwood 1720 Parkwood Boulevard Wilson, NC 27893-2167	SNH/LTA Properties Trust	$96,390
86b	SNH NC Tenant LLC	Parkwood Village 1730 Parkwood Boulevard Wilson, NC 27893-3564	SNH/LTA SE Wilson LLC	$96,390
87	SNH OHIO Tenant LLC	Forum at Knightsbridge (including Healthcare Center at the Forum) 4590 and 4625 Knightsbridge Boulevard Columbus, OH 43214	SNH FM Financing LLC	$431,460
88	SNH AL TRS, Inc.	The Forum at Town Center 8709 S.E. Causey Avenue Happy Valley, OR 97086	SNH AL AIMO, Inc.	$486,540
89	SNH Penn Tenant LLC	Franciscan Manor 71 Darlington Road Beaver Falls, PA 15010	SNH/LTA Properties Trust	$157,590

90	SNH Penn Tenant LLC	NewSeasons at New Britain 800 Manor Drive Chalfont, PA 18914	SNH NS Properties Trust	$148,410
91	SNH Penn Tenant LLC	Clarks Summit Senior Living 950 Morgan Highway Clarks Summit, PA 18411	SNH NS Properties Trust	$174,420
92	SNH Penn Tenant LLC	Tiffany Court at Kingston 700 Northampton Street Kingston, PA 18704	SNH NS Properties Trust	$165,240
93	SNH Penn Tenant LLC	Overlook Green 5250 Meadowgreen Drive Whitehall, PA 15236	SNH/LTA Properties Trust	$183,600
94	SNH SC Tenant LLC	Morningside of Anderson 1304 McLees Road Anderson, SC 29621	SNH/LTA Properties Trust	$67,320
95	SNH SE SG Tenant LLC	The Palms of Mt. Pleasant 937 Bowman Road Mount Pleasant, SC 29464	SNH SE SG LLC	$370,260
96	SNH SE Tenant TRS, Inc.	Fieldstone Place 51 Patel Way Clarkesville, TN 37043	SNH SE Properties Trust	$156,060
97	SNH Park Place Tenant I LLC	Park Place of Fountain City 5405 Colonial Circle and 3030 Holbrook Drive Knoxville, TN 37918	SNH Park Place I Inc.	$102,510
98	SNH Park Place Tenant II LLC	Park Place of West Knoxville 10914 Kingston Pike Knoxville, TN 37934	SNH Park Place II Inc.	$126,990
99	SNH Tellico Tenant LLC	The Neighborhood at Tellico Village 100 Chatuga Drive West Loudon, TN 37774	SNH Tellico Trust	$263,160
100	SNH SE Tenant TRS, Inc.	The Gardens of Bellaire 4620 Bellaire Boulevard Bellaire, TX 77401	SPTMRT Properties Trust	$215,730
101	SNH Longhorn Tenant LLC	Heritage Place at Boerne 120 Crosspoint Drive Boerne, TX 78006	SNH/LTA Properties Trust	$76,500
102	SNH Longhorn Tenant LLC	Five Star Premier Residences of Dallas 5455 La Sierra Drive Dallas, TX 75231	SNH IL Properties Trust	$218,790
103	SNH Longhorn Tenant LLC	The Forum at Park Lane (including Healthcare Center at the Forum at Park Lane) 7831 (including 7827) Park Lane Dallas, TX 75225	CCC Financing I Trust	$367,200

104	SNH Longhorn Tenant LLC	Heritage Place at Fredericksburg 96 E. Frederick Road Fredericksburg, TX 78624	SNH/LTA Properties Trust	$100,980
105	SNH Longhorn Tenant LLC	The Forum at Memorial Woods (including The Forum at Memorial Woods Healthcare Center) 777 (including 801) North Post Oak Road Houston, TX 77024	SNH/LTA Properties Trust	$628,830
106	SNH SE Tenant TRS, Inc.	Gateway Gardens and Villa 605 Gateway Central and 601 Steve Hawkins Parkway Marble Falls, TX 78654	SNH SE Properties Trust	$119,340
107	SNH Longhorn Tenant LLC	Overture at Plano 500 Coit Road Plano, TX 75075	SNH SE Properties Trust	$255,510
108	SNH Longhorn Tenant LLC	The Forum at Lincoln Heights 311 West Nottingham San Antonio, TX 78209	SNH FM Financing LLC	$402,390
109	SNH Longhorn Tenant LLC	The Haven and The Laurels in Stone Oak 511 and 575 Knights Cross Drive San Antonio, TX 78258	SNH/LTA Properties Trust	$235,620
110-111	SNH Longhorn Tenant LLC	The Forum at the Woodlands 5055 W. Panther Creek Drive Woodlands, TX 77381	SNH FM Financing LLC	$538,560
112	SNH VA Tenant LLC	Morningside of Charlottesville 491 Crestwood Drive Charlottesville, VA 22903	SNH FM Financing LLC	$153,000
113	SNH VA Tenant LLC	The Reserve at Greenbrier 1005 Elysian Place Chesapeake, VA 23320-2989	SNH/LTA Properties Trust	$261,630
114	SNH VA Tenant LLC	Morningside of Bellgrade 2800 Polo Parkway Midlothian, VA 23113	SNH/LTA Properties Trust	$179,010
115	SNH VA Tenant LLC	Talbot Park 6311 Granby Street Norfolk, VA 23505-4454	SNH/LTA Properties Trust	$172,890
116	SNH VA Tenant LLC	Morningside in the West End (including Morningside at Skipwith (West End)) 3000 Skipwith Road Richmond, VA 23294	SNH/LTA Properties Trust	$133,110
117	SNH SE Tenant TRS, Inc.	The Gardens of Virginia Beach 5620 Wesleyan Drive Virginia Beach, VA 23455	SPTMRT Properties Trust	$171,360

118	SNH SE Tenant TRS, Inc.	Coventry Village 7707 N. Brookline Drive, 7710 S. Brookline Drive, and 7839, 7841, 7843 and 7915-7924 Courtyard Drive Madison, WI 53719	SNH SE Properties Trust	$269,280
119	SNH WIS Tenant LLC	Manorpointe-Oak Creek Independent Senior Apartments and Meadowmere/Mitchell Manor-Oak Creek Assisted Living (including Manorpointe Apartments, Meadowmere – Oak Creek and Mitchell Manor Oak Creek) 700 East Stonegate Drive, 701 East Puetz Road & 8740 S. Oak Park Drive Oak Creek, WI 53154	SPTMNR Properties Trust	$226,440